Virtus Total Return Fund Inc.

Section 19(a) Notice

HARTFORD, CT, July 18, 2019 – Virtus Total Return Fund Inc. (NYSE: ZF) declared a distribution of $0.361 per share to shareholders of record at the close of business on July 11, 2019 (ex-date July 10, 2019).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	June 2019 (QTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.090	25.0%	$0.172	15.9%
Net Realized Foreign Currency Gains	—	0.0%	—	0.0%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	0.271	75.0%	0.911	84.1%

Total Distribution	$0.361	100.0%	$1.083	100.0%

(1)	YTD December 1, 2018 to November 30, 2019.

June 28, 2019
Average Annual Total Return on NAV for the 5-year period (2)	6.86%
Current Fiscal YTD Annualized Distribution Rate (3)	12.74%
YTD Cumulative Total Return on NAV (4)	15.36%
YTD Cumulative Distribution Rate (5)	9.56%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at quarter end.
(4)

YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the year to this quarter end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this quarter end as a percentage of the Fund’s NAV at quarter end.

Virtus Investment Partners | One Financial Plaza | Hartford, CT 06103 | www.virtus.com

Virtus Total Return Fund Inc. - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders what distributions to report for federal income tax purposes.

For more information on Virtus Total Return Fund Inc. , contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Cusip: 92837G100

# # #

Virtus Investment Partners | One Financial Plaza | Hartford, CT 06103 | www.virtus.com

Virtus Total Return Fund Inc.

Section 19(a) Notice

HARTFORD, CT, October 18, 2019 – Virtus Total Return Fund Inc. (NYSE: ZF) declared a distribution of $0.361 per share to shareholders of record at the close of business on October 11, 2019 (ex-date October 10, 2019).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	September 2019 (QTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.047	13.1%	$0.219	15.2%
Net Realized Foreign Currency Gains	—	0.0%	—	0.0%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	0.314	86.9%	1.225	84.8%

Total Distribution	$0.361	100.0%	$1.444	100.0%

(1)	YTD December 1, 2018 to November 30, 2019.

September 30, 2019
Average Annual Total Return on NAV for the 5-year period (2)	7.90%
Current Fiscal YTD Annualized Distribution Rate (3)	12.86%
YTD Cumulative Total Return on NAV (4)	18.12%
YTD Cumulative Distribution Rate (5)	12.86%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at quarter end.
(4)

YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the year to this quarter end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this quarter end as a percentage of the Fund’s NAV at quarter end.

Virtus Investment Partners | One Financial Plaza | Hartford, CT 06103 | www.virtus.com

Virtus Total Return Fund Inc. - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders what distributions to report for federal income tax purposes.

For more information on Virtus Total Return Fund Inc. , contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Cusip: 92837G100

# # #

Virtus Investment Partners | One Financial Plaza | Hartford, CT 06103 | www.virtus.com

SECTION 19(a) NOTICE

Hartford, CT, June 20, 2019 – Virtus Global Dividend & Income Fund Inc. (NYSE: ZTR) declared a distribution of $0.113 per share to shareholders of record at the close of business on June 13, 2019 (ex-date June 12, 2019).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	May 2019 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.023	20.0%	$0.158	23.3%
Net Realized Foreign Currency Gains	—	0.0%	—	0.0%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	0.090	80.0%	0.520	76.7%

Total Distribution	$0.113	100.0%	$0.678	100.0%

(1)	YTD December 1, 2018 to November 30, 2019.

May 31, 2019
Average Annual Total Return on NAV for the 5-year period (2)	2.54%
Current Fiscal YTD Annualized Distribution Rate (3)	13.39%
YTD Cumulative Total Return on NAV (4)	2.93%
YTD Cumulative Distribution Rate (5)	6.69%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate (excluding the supplemental gain) annualized as a percentage of the Fund’s NAV at month end.
(4)

YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the Fund’s NAV at month end.

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

For more information on Virtus Global Dividend & Income Fund Inc., contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the closed end fund section on the web at www.virtus.com.

Cusip : 92835W107

# # #

Virtus Global Dividend & Income Fund Inc.

Section 19(a) Notice

HARTFORD, CT, July 18, 2019 – Virtus Global Dividend & Income Fund Inc. (NYSE: ZTR) declared a distribution of $0.113 per share to shareholders of record at the close of business on July 11, 2019 (ex-date July 10, 2019).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	June 2019 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.023	20.2%	$0.181	22.9%
Net Realized Foreign Currency Gains	—	0.0%	—	0.0%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	0.090	79.8%	0.610	77.1%

Total Distribution	$0.113	100.0%	$0.791	100.0%

(1)	YTD December 1, 2018 to November 30, 2019.

June 28, 2019
Average Annual Total Return on NAV for the 5-year period (2)	3.19%
Current Fiscal YTD Annualized Distribution Rate (3)	12.90%
YTD Cumulative Total Return on NAV (4)	7.90%
YTD Cumulative Distribution Rate (5)	7.53%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Investment Partners | One Financial Plaza | Hartford, CT 06103 | www.virtus.com

Virtus Global Dividend & Income Fund Inc. - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders what distributions to report for federal income tax purposes.

For more information on the Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of www.virtus.com.

Cusip: 92835W107

# # #

Virtus Investment Partners | One Financial Plaza | Hartford, CT 06103 | www.virtus.com

Virtus Global Dividend & Income Fund Inc.

Section 19(a) Notice

HARTFORD, CT, August 19, 2019 – Virtus Global Dividend & Income Fund Inc. (NYSE: ZTR) declared a distribution of $0.113 per share to shareholders of record at the close of business on August 12, 2019 (ex-date August 9, 2019).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	July 2019 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.008	7.0%	$0.189	20.9%
Net Realized Foreign Currency Gains	—	0.0%	—	0.0%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	0.105	93.0%	0.715	79.1%

Total Distribution	$0.113	100.0%	$0.904	100.0%

(1)	YTD December 1, 2018 to November 30, 2019.

July 31, 2019
Average Annual Total Return on NAV for the 5-year period (2)	3.17%
Current Fiscal YTD Annualized Distribution Rate (3)	13.15%
YTD Cumulative Total Return on NAV (4)	6.92%
YTD Cumulative Distribution Rate (5)	8.77%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Investment Partners | One Financial Plaza | Hartford, CT 06103 | www.virtus.com

Virtus Global Dividend & Income Fund Inc. - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders what distributions to report for federal income tax purposes.

For more information on the Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of www.virtus.com.

Cusip: 92835W107

# # #

Virtus Investment Partners | One Financial Plaza | Hartford, CT 06103 | www.virtus.com

Virtus Global Dividend & Income Fund Inc.

Section 19(a) Notice

HARTFORD, CT, September 20, 2019 – Virtus Global Dividend & Income Fund Inc. (NYSE: ZTR) declared a distribution of $0.113 per share to shareholders of record at the close of business on September 13, 2019 (ex-date September 12, 2019).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	August 2019 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.020	18.1%	$0.209	20.6%
Net Realized Foreign Currency Gains	—	0.0%	—	0.0%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	0.093	81.9%	0.808	79.4%

Total Distribution	$0.113	100.0%	$1.017	100.0%

(1)	YTD December 1, 2018 to November 30, 2019.

August 30, 2019
Average Annual Total Return on NAV for the 5-year period (2)	2.98%
Current Fiscal YTD Annualized Distribution Rate (3)	13.15%
YTD Cumulative Total Return on NAV (4)	8.10%
YTD Cumulative Distribution Rate (5)	9.86%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Investment Partners | One Financial Plaza | Hartford, CT 06103 | www.virtus.com

Virtus Global Dividend & Income Fund Inc. - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders what distributions to report for federal income tax purposes.

For more information on the Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of www.virtus.com.

Cusip: 92835W107

# # #

Virtus Investment Partners | One Financial Plaza | Hartford, CT 06103 | www.virtus.com

Virtus Global Dividend & Income Fund Inc.

Section 19(a) Notice

HARTFORD, CT, October 18, 2019 – Virtus Global Dividend & Income Fund Inc. (NYSE: ZTR) declared a distribution of $0.113 per share to shareholders of record at the close of business on October 11, 2019 (ex-date October 10, 2019).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	September 2019 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.028	24.8%	$0.237	21.0%
Net Realized Foreign Currency Gains	—	0.0%	—	0.0%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	0.085	75.2%	0.893	79.0%

Total Distribution	$0.113	100.0%	$1.130	100.0%

(1)	YTD December 1, 2018 to November 30, 2019.

September 30, 2019
Average Annual Total Return on NAV for the 5-year period (2)	3.99%
Current Fiscal YTD Annualized Distribution Rate (3)	12.96%
YTD Cumulative Total Return on NAV (4)	10.85%
YTD Cumulative Distribution Rate (5)	10.80%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Investment Partners | One Financial Plaza | Hartford, CT 06103 | www.virtus.com

Virtus Global Dividend & Income Fund Inc. - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders what distributions to report for federal income tax purposes.

For more information on the Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of www.virtus.com.

Cusip: 92835W107

# # #

Virtus Investment Partners | One Financial Plaza | Hartford, CT 06103 | www.virtus.com

Virtus Global Dividend & Income Fund Inc.

Section 19(a) Notice

HARTFORD, CT, November 19, 2019 – Virtus Global Dividend & Income Fund Inc. (NYSE: ZTR) declared a distribution of $0.113 per share to shareholders of record at the close of business on November 12, 2019 (ex-date November 8, 2019).

The following table sets forth the estimated amounts of the most current distribution and the cumulative distributions paid this fiscal year to date from the following sources. All amounts are expressed based on U.S. generally accepted accounting principles which may differ from federal income tax regulations.

Distribution Estimates	October 2019 (MTD)		Year-to-date (YTD) (1)
(Sources)	Per Share Amount	Percentage of Current Distribution	Per Share Amount	Percentage of Current Distribution
Net Investment Income	$0.009	7.7%	$0.246	19.8%
Net Realized Foreign Currency Gains	—	0.0%	—	0.0%
Net Realized Short-Term Capital Gains	—	0.0%	—	0.0%
Net Realized Long-Term Capital Gains	—	0.0%	—	0.0%
Return of Capital (or other Capital Source)	0.104	92.3%	0.997	80.2%

Total Distribution	$0.113	100.0%	$1.243	100.0%

(1)	YTD December 1, 2018 to November 30, 2019.

October 31, 2019
Average Annual Total Return on NAV for the 5-year period (2)	3.93%
Current Fiscal YTD Annualized Distribution Rate (3)	12.95%
YTD Cumulative Total Return on NAV (4)	12.14%
YTD Cumulative Distribution Rate (5)	11.87%

(2)	Average Annual Total Return on NAV is the annual compound return for the five-year period. It reflects the change in the Fund’s NAV and reinvestment of all distributions.
(3)	Current Fiscal YTD Annualized Distribution Rate is the current distribution rate annualized as a percentage of the Fund’s NAV at month end.
(4)

YTD Cumulative Total Return on NAV is the percentage change in the Fund’s NAV from the first day of the year to this month end, including distributions paid and assuming reinvestment of those distributions.

(5)	YTD Cumulative Distribution Rate is the dollar value of distributions from the first day of the year to this month end as a percentage of the Fund’s NAV at month end.

Virtus Investment Partners | One Financial Plaza | Hartford, CT 06103 | www.virtus.com

Virtus Global Dividend & Income Fund Inc. - 2

Under the terms of its Managed Distribution Plan, the Fund will seek to maintain a consistent distribution level that may be paid in part or in full from net investment income and realized capital gains, or a combination thereof. Shareholders should note, however, that if the Fund’s aggregate net investment income and net realized capital gains are less than the amount of the distribution level, the difference will be distributed from the Fund’s assets and will constitute a return of the shareholder’s capital. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this notice are estimates only and are not being provided for tax reporting purposes. The actual amounts and sources of the distributions will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund or your broker will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders what distributions to report for federal income tax purposes.

For more information on the Fund, contact shareholder services at (866) 270-7788, by email at closedendfunds@virtus.com, or through the Closed-End Funds section of www.virtus.com.

Cusip: 92835W107

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Virtus Investment Partners | One Financial Plaza | Hartford, CT 06103 | www.virtus.com